                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1
                                      to

                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                        ALLIED DIGITAL TECHNOLOGIES CORP.
                                (Name of Issuer)


                        Allied Digital Technologies Corp.
                          399 Venture Partners, Inc.
                           Analog Acquisition Corp.
                               Donald L. Olesen
                        (Name of Person Filing Statement)


Common Stock, Par Value $0.01 Per Share               38-3191597
(Title of Class of Securities)           (I.R.S. Employer Identification Number)

                             Chief Executive Officer
                        Allied Digital Technologies Corp.
                                 140 Fell Court
                            Hauppauge, New York 11788
      (Name, Address and Telephone Number of Persons Authorized to Receive
        Notices and Communications on Behalf of Person Filing Statement)

                                 with copies to:

Frederick R. Cummings, Jr., Esq.                    Philip H. Werner, Esq.
Warshaw Burstein Cohen Schlesinger & Kuh, LLP       Morgan, Lewis & Bockius LLP
555 Fifth Avenue                                    101 Park Avenue
New York, New York  10017                           New York, New York  10178

     This statement is filed in connection with (check the appropriate box):

(a) /X/ The filing of solicitation materials or an information statement to Regulation 14A [17 CFR 240.14a-1 to 240.14a-103] Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [240.13e-3(c)] under the
         Securities Exchange Act of 1934.

(b) / / The filing of a registration statement under the Securities Act of 1933.

(c) / /  A tender offer.

(d) / /  None of the above.

Check the following box if soliciting materials or information statement
referred to in checking box (a) are preliminary copies.    /X/

                                --------------

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                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------

  Transaction                                                     Amount of
  Valuation                                                      Filing fee

--------------------------------------------------------------------------------

  $ *63,777,061                                                  $12,755.42

--------------------------------------------------------------------------------

         Allied Digital Technologies Corp., a Delaware corporation (referred to herein as "Allied" or the "Company"), hereby submits its Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3"). The Schedule 13E-3 relates to a proposed Agreement and Plan of Merger, dated as of May 5, 1998 (the
"Merger Agreement"), by and between the Company and Analog Acquisition Corp. ("AAC"), a Delaware corporation, pursuant to which AAC will be merged with and into the Company (the "Merger") with Allied to be the surviving corporation (the "Surviving Corporation"). Under the terms of the Merger Agreement, which is subject to majority shareholder approval, each share of Allied common stock ("Allied Common Stock") (or fraction thereof) issued and outstanding immediately prior to the Effective Time (as defined below) (other than any shares to be canceled (as described below), any shares to remain outstanding (as described below) and any Dissenting Shares (as defined in the Merger Agreement), shall be canceled and shall be converted automatically into the right to receive an amount equal to $5.00 in cash payable, without interest, to the holder of such share, upon surrender of the certificate that formerly evidenced such share. 74,998 shares held by and registered in the names of certain Allied Stockholders immediately prior to the Effective Time who are members of management of the Company shall not be canceled but shall remain outstanding and become shares of Class A Common Stock, $.01 par value per share, of the Surviving Corporation ("Class A Common Stock"). In addition, all of (a) the issued and outstanding shares of common stock, par value $.01 per share, of AAC, (b) the issued and outstanding shares of preferred stock, par value $.01 per share, of AAC, and (c) 1,100,110 shares of Allied Common Stock held by and registered in the name of 399, shall be converted into 74,000 shares of Class A Common Stock, 351,000 shares of Class B Common Stock, $.01 par value per share, of the Surviving Corporation and 165,000 shares of Series A Preferred Stock, par value $.01 per share, of the Surviving Corporation. The Merger will become effective at such time as the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is specified in the certificate of merger (the "Effective Time"). From and after the Effective Time, the Surviving Corporation will possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Allied and AAC, all as provided under Delaware law. The Merger is subject to customary conditions, including the approval and adoption of the Merger Agreement by the affirmative vote of a majority of the stockholders of Allied.


--------

* For purposes of calculation of fee only, this amount is based on (i) 13,623,394 (the number of shares of Allied Common Stock outstanding as of May 28, 1998) minus 1,175,108 (the number of shares of Allied Common Stock to be exchanged for Surviving Corporation common stock) multiplied by $5.00 (the cash consideration per share), plus (ii) $1,535,631 (the cash consideration to be paid for the options being surrendered in connection with the transaction), which sum has been multiplied by 1/50 of one percent. As permitted by Rule 0-11(a) under the Securities Exchange Act of 1934, the amount previously paid by Allied indicated below has been subtracted, leaving a balance of $0.


/X/ Check box if any part of the fee is offset by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:  $12,755.42.
Form or Registration No.: Preliminary Proxy Statement on Schedule 14A. Filing Party: Allied Digital Technologies Corp.
Date Filed: May 29, 1998

         This Schedule 13E-3 is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Proxy Statement (File No. 1-13580) was filed by the Company with the Securities and Exchange Commission (the "Commission") immediately prior to the filing of this Schedule 13E-3.


 The filing of this Schedule 13E-3 shall not be construed as an admission by Allied, 399 Venture Partners, Inc. ("399"), AAC or Mr. Olesen that the Company is "controlled" by 399 or AAC or that either 399 or AAC is an "affiliate" of the Company within the meaning of Rule 13e-3 under Section 13(c) of the Securities Exchange Act of 1934, as amended.


         The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement, filed by the Company with the Securities and Exchange Commission on the date hereof, of the information required to be included in response to the items of this Schedule 13E-3. The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Schedule 13E-3 are qualified in their entirety by the provisions of the Proxy Statement.

                              CROSS REFERENCE SHEET

Item in                                    Where located in
Schedule 13E-3                             Proxy Statement
--------------                             ---------------
Item 1(a)................................. Cover Page; SUMMARY --  Allied


Item 1(b)................................. QUESTIONS AND ANSWERS ABOUT
                                           THE MERGER -- WHY SHOULD
                                           ALLIED MERGE WITH AAC?;  --
                                           WHAT VOTE IS REQUIRED?; --
                                           WHAT WILL HAPPEN TO OPTIONS
                                           TO PURCHASE ALLIED COMMON
                                           STOCK AND WARRANTS TO
                                           PURCHASE ALLIED COMMON
                                           STOCK?;  INFORMATION
                                           CONCERNING THE ALLIED SPECIAL
                                           MEETING; SUMMARY -- Record Date;
                                           Voting Rights; -- OPTIONS/
                                           WARRANTS; -- Allied Common Stock
                                           Information;  MARKET PRICE AND
                                           DIVIDEND INFORMATION

Item 1(c)-(d)............................. MARKET PRICE AND DIVIDEND
                                           INFORMATION;  SELECTED HISTORICAL
                                           CONSOLIDATED FINANCIAL DATA --
                                           Notes to Selected Data

Item 1(e)................................. PRO FORMA UNAUDITED CONDENSED
                                           FINANCIAL DATA -- Notes to
                                           Pro Forma Unaudited Condensed
                                           Consolidated Statements of Earnings

Item 1(f)................................. **

Item 2(a)................................. This Schedule 13E-3 is being filed by Allied, 399, AAC and Donald L.
                                           Olesen

Item 2(b)................................. Allied Digital Technologies Corp.,
                                           140 Fell Court, Hauppauge, NY 11788,
                                           399 Venture Partners, Inc., 399 Park
                                           Avenue, 14th floor, New York, N.Y.
                                           10022; Analog Acquisition Corp.,
                                           c/o 399 Venture Partners, Inc., 399
                                           Park Avenue, 14th floor, New York,
                                           N.Y. 10022; Donald Olesen, c/o the
                                           Company, 140 Fell Court, Hauppauge,
                                           NY 11488

Item 2(c)................................. **

Item 2(d)................................. **

Item 2(e)-(f)............................. **

Item 2(g)................................. The Company, 399, and AAC are
                                           corporations organized under the
                                           laws of the State of Delaware; Donald
                                           L. Olesen is a U.S. citizen.

--------
**       The item is inapplicable or the answer thereto is in the negative.

Item 3(a)(1)-(2).......................... **


Item 3(b)................................. **



Item 4(a)................................. Pages 1-2; SUMMARY; SPECIAL FACTORS;
                                           THE MERGER; THE MERGER AGREEMENT

Item 4(b)................................. SUMMARY -- Options/Warrants; --
                                           Interests of Allied Officers and
                                           Directors In The Merger and Other
                                           Special Factors; INFORMATION
                                           CONCERNING THE ALLIED SPECIAL MEETING
                                           -- Record Date; Voting Rights;
                                           SPECIAL FACTORS -- Conflict of
                                           Interest; -- Ownership of Capital
                                           Stock; -- Certain Effects of The
                                           Merger; THE MERGER AGREEMENT --
                                           Consideration to be Received in the
                                           Merger; STOCKHOLDER VOTING
                                           AGREEMENTS -- ROLLOVER AGREEMENTS;
                                           ANNEX E; ANNEX F

Item 5(a)-(g)............................. SUMMARY; SPECIAL FACTORS; THE
                                           MERGER; THE MERGER AGREEMENT

Item 6(a), (c)(1)-(2)..................... SUMMARY -- Reasons for The Merger;
                                           -- Total Value of The Merger; THE
                                           MERGER -- Debt Financing;  THE
                                           MERGER AGREEMENT -- Consideration to
                                           be Received in the Merger

Item 6(b)................................. THE MERGER -- Debt Financing; --
                                           Expenses of the Transaction; THE
                                           MERGER AGREEMENT -- Termination
                                           Fees; -- Expenses; PRO FORMA
                                           UNAUDITED CONDENSED FINANCIAL DATA

Item 6(d)................................. **

Item 7 (a)-(c)............................ QUESTIONS AND ANSWERS ABOUT
                                           THE MERGER; SUMMARY -- AAC; --
                                           Reasons for the Merger; -- The
                                           Merger; -- Recommendation To

                                           Stockholders; -- Opinion of Furman
                                           Selz LLC; SPECIAL FACTORS --
                                           Background of the Merger Transaction;
                                           -- Recommendation of the Allied
                                           Board; -- Effects and Reasons for
                                           the Merger; -- The Board's
                                           Recommendation; -- Fairness Opinion

Item 7(d)................................. QUESTIONS AND ANSWERS ABOUT THE
                                           MERGER; SUMMARY -- Options/Warrants;
                                           -- Interests of Allied Officers and
                                           Directors in the Merger and Other
                                           Special Factors; -- Federal Income
                                           Tax Consequences; INFORMATION
                                           CONCERNING THE ALLIED SPECIAL MEETING
                                           -- Record Date; Voting Rights;
                                           SPECIAL FACTORS -- Recommendation of
                                           the Allied Board; Effects and Reasons
                                           for the Merger; -- Fairness Opinion;
                                           -- Conflicts of Interest; -- Certain
                                           Effects of the Merger; -- Material
                                           Federal Income Tax Consequences of
                                           the Merger; THE MERGER AGREEMENT --
                                           The Merger; -- The Surviving
                                           Corporation; -- Board of Directors
                                           of the Company Following the Merger

Item 8 (a-b).............................. QUESTIONS AND ANSWERS ABOUT THE
                                           MERGER; SUMMARY -- Reasons for the
                                           Merger; -- Opinion of Furman Selz
                                           LLC; -- Recommendation to
                                           Stockholders; SPECIAL FACTORS --
                                           Background of the Merger Transaction;
                                           Recommendation of the Allied Board;
                                           Effects and Reasons for the
                                           Merger; -- The Board's
                                           Recommendation; -- Fairness Opinion;
                                           ANNEX A; TABLE OF CONTENTS TO
                                           CONSOLIDATED FINANCIAL STATEMENTS
                                           -- Notes to Consolidated Financial
                                           Statements



Item 8(c)................................. QUESTIONS AND ANSWERS ABOUT THE
                                           MERGER; SUMMARY -- Conditions to
                                           the Merger; SPECIAL FACTORS --
                                           Recommendation of the Allied Board;
                                           Effects and Reasons for the Merger

Item 8(d)................................. **



Item 8(e)................................. SUMMARY -- Reasons for the Merger;
                                           SPECIAL FACTORS -- Background of
                                           the Merger Transaction; --
                                           Recommendation of Allied's Board;
                                           Effects and Reasons for the Merger;
                                           -- The Board's Recommendation;
                                           INFORMATION CONCERNING THE
                                           ALLIED SPECIAL MEETING -- Record
                                           Date; Voting Rights

Item 8(f)................................. **

Item 9 (a-c).............................. SUMMARY -- Opinion of Furman Selz
                                           LLC; SPECIAL FACTORS -- Background
                                           of the Merger Transaction; --
                                           Fairness Opinion; ANNEX A

Item 10(a)................................ SUMMARY; SPECIAL FACTORS --
                                           Conflicts of Interest; -- Ownership
                                           of Capital Stock; INFORMATION
                                           CONCERNING THE ALLIED SPECIAL
                                           MEETING;


Item 10(b)................................ **

Item 11................................... SUMMARY; INFORMATION CONCERNING THE
                                           ALLIED SPECIAL MEETING; SPECIAL
                                           FACTORS; THE MERGER AGREEMENT; ANNEX
                                           B; ANNEX C; ANNEX E, ANNEX F

Item 12 (a-b)............................. SUMMARY; INFORMATION
                                           CONCERNING THE ALLIED SPECIAL
                                           MEETING; SPECIAL FACTORS; THE
                                           MERGER AGREEMENT; ANNEX B;
                                           ANNEX E; ANNEX F

Item 13(a)................................ SUMMARY; INFORMATION
                                           CONCERNING THE ALLIED SPECIAL
                                           MEETING; -- Record Date; Voting
                                           Rights; THE MERGER -- Appraisal
                                           Rights; ANNEX C

Item 13(b)................................ **

Item 13(c)................................ **

Item 14(a)................................ PRO FORMA UNAUDITED CONDENSED
                                           FINANCIAL DATA; THE MERGER --
                                           Selected Pro Forma Financial
                                           Information; PRO FORMA
                                           UNAUDITED CONDENSED FINANCIAL DATA;
                                           TABLE OF CONTENTS TO CONSOLIDATED
                                           FINANCIAL STATEMENTS

Item 14(b)................................ PRO FORMA UNAUDITED CONDENSED
                                           FINANCIAL DATA; THE MERGER --
                                           Selected Pro Forma Financial
                                           Information; PRO FORMA
                                           UNAUDITED CONDENSED FINANCIAL DATA;
                                           TABLE OF CONTENTS TO CONSOLIDATED
                                           FINANCIAL STATEMENTS


Item 15(a)-(b)............................ SPECIAL FACTORS; INFORMATION
                                           CONCERNING THE ALLIED SPECIAL
                                           MEETING -- Record Date; Voting Rights

Item 16................................... **

Item 17(a)................................ **

Item 17(b)................................ ANNEX A

Item 17(c)................................ ANNEX B; ANNEX E; ANNEX F

Item 17(d)................................ Proxy Statement and related Notice of
                                           Special Meeting and Proxy

Item 17(e)................................ ANNEX C

Item 17(f)................................ **

ITEM 1.    Issuer and Class of Security Subject to the Transaction.

           (a) The information set forth on the cover page of, and under "SUMMARY -- Allied" in the Proxy Statement is incorporated herein by reference.

           (b) The information set forth under "QUESTIONS AND ANSWERS ABOUT THE MERGER -- WHY SHOULD ALLIED MERGE WITH AAC?; -- WHAT VOTE IS REQUIRED?; -- WHAT WILL HAPPEN TO OPTIONS TO PURCHASE ALLIED COMMON STOCK AND WARRANTS TO PURCHASE ALLIED COMMON STOCK?", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING SUMMARY -- Record Date; Voting Requirements" and "SUMMARY -- Record Date; -- Options/Warrants" is incorporated herein by reference.

           (c)-(d) The information set forth under "MARKET PRICE AND DIVIDEND INFORMATION" and "SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA" -- Consolidated Statements of Shareholder's Equity; -- Notes to Selected Data is incorporated herein by reference.

           (e) The information set forth under "PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA -- Notes to Pro Forma Unaudited Condensed Consolidated Statements of Earnings" is incorporated herein by reference.

           (f)      Not applicable.

ITEM 2.    Identity and Background.

           (a) This Schedule 13E-3 is being filed by Allied, 399, AAC and Donald L. Olesen.


           (b) The business address of the Company is 140 Fell Court, Hauppauge, New York 11788; the business address of 399 is 399 Park Avenue, 14th floor, New York, New York 10022; the business address of AAC is c/o 399 Venture Partners, Inc., 399 Park Avenue, 14th floor, New York, New York 10022; the business address of Donald L. Olesen is c/o the Company, 140 Fell Court, Hauppauge, New York 11788.


           (c)      Not applicable.

           (d)      Not applicable.

           (e)-(f)  Not applicable.

           (g) Allied is a corporation organized under the laws of the State of Delaware; 399 is a corporation organized under the laws of Delaware; AAC is a corporation organized under the laws of Delaware; and Donald L. Olesen is a U.S. citizen.


ITEM 3.    Past Contacts, Transactions or Negotiations.

           (a)      Not applicable.

           (b)      Not applicable.

ITEM 4.    Terms of the Transaction.

           (a) The information set forth on pages 1-2, "SUMMARY", "SPECIAL FACTORS" and "THE MERGER AGREEMENT" is incorporated herein by reference.

           (b) The information set forth under "SUMMARY -- Options/Warrants; -- Interests of Allied Officers and Directors In The Merger and Other Special Factors", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING -- Record Date; Voting Rights", "SPECIAL FACTORS -- Conflicts of Interest; -- Ownership of Capital Stock; -- Certain Effects of The Merger", "THE MERGER AGREEMENT; Consideration to be Received in the Merger", "STOCKHOLDER VOTING AGREEMENTS -- ROLLOVER AGREEMENTS ANNEX E" and "ANNEX F" is incorporated herein by reference.

ITEM 5.    Plans or Proposals of the Issuer or Affiliate.

           (a)-(g) The information set forth under "SUMMARY", "THE MERGER" and "THE MERGER AGREEMENT" is incorporated herein by reference.

ITEM 6.    Source and Amount of Funds or Other Consideration.

           (a), (c)(1)-(2) The information set forth under "SUMMARY -- Reasons for the Merger; -- Total Value of the Merger; -- Merger Financing", "THE MERGER -- Debt Financing" and "THE MERGER AGREEMENT -Consideration to be Received in the Merger" is incorporated herein by reference.

           (b) The information set forth under "THE MERGER -- Debt Financing; -- Expenses of the Transaction", "THE MERGER AGREEMENT -- Termination Fees; -- Expenses" and "PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA" is incorporated herein by reference.

           (d)      Not applicable.

ITEM 7.    Purpose(s), Alternatives, Reasons and Effects.

           (a)-(c) The information set forth under "QUESTIONS AND ANSWERS ABOUT THE MERGER", "SUMMARY -- AAC; -- Reasons for the Merger; -- The Merger; -- Recommendation To Stockholders; -- Opinion of Furman Selz LLC" and "SPECIAL

FACTORS -- Background of the Merger Transaction; -- Recommendation of the Allied Board; Effects and Reasons for the Merger; -- The Board's Recommendation; -- Fairness Opinion" is incorporated herein by reference.

           (d) The information set forth under "QUESTIONS AND ANSWERS ABOUT
THE MERGER", "SUMMARY -- Options/Warrants; -- Interests of Allied Officers and Directors in the Merger and Other Special Factors; -- Federal Income Tax Consequences", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING -Record Date; Voting Rights", "SPECIAL FACTORS -- Recommendation of the Allied Board; Effects and Reasons for the Merger; -- Fairness Opinion; -- Conflicts of Interest; -- Certain Effects of the Merger; -- Material Federal Income Tax Consequences of the Merger" and "THE MERGER AGREEMENT -- The Merger; -- The Surviving Corporation; -Board of Directors of the Company Following the Merger" is incorporated herein by reference.


ITEM 8.    Fairness of the Transaction.

           (a)-(b) The information set forth under "SUMMARY -- Reasons for the Merger; -- Opinion of Furman Selz LLC; -- Recommendation to Stockholders", "SPECIAL FACTORS -- Background of the Merger Transaction; Recommendation of the Allied Board; Effects and Reasons for the Merger; -- The Board's Recommendation; -- Fairness Opinion", "ANNEX A" and "TABLE OF CONTENTS TO CONSOLIDATED FINANCIAL STATEMENTS -- Notes to Consolidated Financial Statements" is incorporated herein by reference.


           (c) The information set forth under "QUESTIONS AND ANSWERS ABOUT THE MERGER," "SUMMARY -- Conditions to the Merger" and "SPECIAL FACTORS -- Recommendation of the Allied Board; Effects and Reasons for the Merger" is incorporated herein by reference.

           (d) No representative was hired solely on behalf of unaffiliated security holders.

           (e) The information set forth under "SUMMARY -- Reasons for the Merger", "SPECIAL FACTORS -Background of the Merger Transaction; -- Recommendation of Allied's Board; Effects and Reasons for the Merger; --

The Board's Recommendation" and "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING -- Record Date; Voting Rights" is incorporated herein by reference.

           (f)      Not applicable.

ITEM 9.    Reports, Opinions, Appraisals and Certain Negotiations.

           (a)-(c) The information set forth under "SUMMARY -- Opinion of Furman Selz LLC", "SPECIAL FACTORS -- Background of the Merger Transaction; -- Fairness Opinion" and "ANNEX A" is incorporated herein by reference.

ITEM 10.   Interests in Securities of the Issuer.

           (a) The information set forth under "SUMMARY", "SPECIAL FACTORS -- Conflicts of Interest; -- Ownership of Capital Stock" and "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING" is incorporated herein by reference.

           (b) No transactions of the type required to be disclosed by Item 10(b) have been effected in the past 60 days.

ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

           The information set forth under "SUMMARY", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING", "SPECIAL FACTORS", "THE MERGER AGREEMENT", "ANNEX B", "ANNEX E" and "ANNEX F" is incorporated herein by reference.

ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

           (a)-(b) The information set forth under "SUMMARY", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING", "SPECIAL FACTORS", "THE MERGER AGREEMENT", "ANNEX B", "ANNEX E" and "ANNEX F" is incorporated herein by reference.

ITEM 13.   Other Provisions of the Transaction.

           (a) The information set forth under "SUMMARY", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING -- Record Date; Voting Rights", THE MERGER -- Appraisal Rights and "ANNEX C" is incorporated herein by reference.

           (b)      Not applicable.

           (c)      Not applicable.

ITEM 14.   Financial Information.

           (a) The information set forth under "PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA; THE MERGER -- Selected Pro Forma Financial Information", "PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA", and "TABLE OF CONTENTS TO CONSOLIDATED FINANCIAL STATEMENTS" is incorporated herein by reference.

           (b) The information set forth under "PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA; THE MERGER -- Selected Pro Forma Financial Information", "PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA", and "TABLE OF CONTENTS TO CONSOLIDATED FINANCIAL STATEMENTS" is incorporated herein by reference.

ITEM 15.   Persons and Assets Employed, Retained or Utilized.

           (a)-(b) The information set forth under "SPECIAL FACTORS" and "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING -- Record Date; Voting Rights" is incorporated herein by reference.


ITEM 16.   Additional Information.

           Reference is hereby made to the Proxy Statement and to each exhibit attached thereto, each of which is incorporated by reference herein.

ITEM 17.   Material to be Filed as Exhibits.

           (a) Not applicable.

           (b) Opinion of Furman Selz LLC (incorporated by reference to ANNEX A to the Proxy Statement).

           (c) Agreement and Plan of Merger, dated as of May 5, 1998, by and between Allied Digital Technologies Corp. and Analog Acquisition Corp. (incorporated by reference to ANNEX B to the Proxy Statement); Form of Certificate of Incorporation of the Surviving Corporation (incorporated by reference to ANNEXES D-1 and D-2 to the Proxy Statement); Form of Stockholder Voting Agreement (incorporated by reference to ANNEX E to the Proxy Statement); and Form of Rollover Agreement (incorporated by reference to ANNEX F to the Proxy Statement).

           (d) Proxy Statement and related Notice of Special Meeting and Proxy (incorporated by reference to the Proxy Statement filed on the date hereof).

           (e) Section 262 of the General Corporation Law of the State of Delaware (incorporated by reference to ANNEX C to the Proxy Statement).

           (f) Not applicable.

                                    SIGNATURE

           After due inquiry and to the best of its knowledge and belief, each of the undersigned parties certifies that the information set forth in this
Schedule 13E-3 is true, complete and correct.

Dated: July 16, 1998.

                                 ALLIED DIGITAL TECHNOLOGIES CORP.

                                 By: /s/ Charles Mantione
                                     -------------------------------------------
                                     Name:  Charles Mantione
                                     Title: Chief Financial Officer


                                 399 VENTURE PARTNERS, INC.

                                 By: /s/ Michael A. Delaney
                                     -------------------------------------------
                                     Name:  Michael A. Delaney
                                     Title: Vice President


                                 ANALOG ACQUISITION CORP.

                                 By: /s/ John K. Mangini
                                     -------------------------------------------
                                     Name:  John K. Mangini
                                     Title: President


                                 /s/ Donald L. Olesen
                                 -----------------------------------------------
                                 Name:  Donald L. Olesen